UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Elite Health Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26575	52-1842411
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1131 W 6th Street
Ontario, CA	91762
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(949) 249-1170

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2025, Elite Health Systems Inc. (the “Company”) held a Special Meeting of the Stockholders of the Company (the “Special Meeting”) to vote on certain matters. A total of 21,939,924 shares of the Company’s common stock were eligible to vote at the Special Meeting. Votes totaling 14,688,791 were voted, accordingly a quorum was present. The matters voted on at the Special Meeting were as follows:

1.
To elect as directors to the Company’s Board of Directors the five nominees named in the the Company’s proxy statement to serve for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified;

Nominee	Votes For	Votes Against	Abstentions/ Withheld
Dr. Prasad Jeereddi	14,632,106	56,685	0
Alan Gold	14,633,106	55,685	0
William Leimkuhler	14,633,106	55,685	0
William St. Lawrence	14,633,106	55,685	0
Dr. Haranath Policherla	14,688,791	0	0

2.
To vote on a proposal to amend the Company’s Certificate of Incorporation to increase the aggregate number of shares of common stock which the Company shall have the authority to issue from 25,000,000 shares to 50,000,000;

Votes For	Votes Against	Abstentions/ Withheld
14,487,901	200,890	0

3.	To vote on a proposal to approve the Company’s 2025 Equity Incentive Plan with 4,500,000 maximum aggregate number of shares of common stock subject to the plan;

Votes For	Votes Against	Abstentions/ Withheld
14,497,016	191,775	0

4.
To vote on a proposal to approve the acquisition of Physician Support Systems, Inc. (“PSS”) by issuing 3,158,000 shares of the Company’s common stock pursuant to the terms of a share exchange agreement between the Company and the stockholders of PSS;

Votes For	Votes Against	Abstentions/ Withheld
14,031,106	157,685	500,000

5.	To ratify the appointment of Mercurius & Associates LLP as our independent auditors for the fiscal year ending December 31, 2025;

Votes For	Votes Against	Abstentions/ Withheld
14,688,791	0	0

6.
To approve of possible adjournment of the Special Meeting from time to time to solicit additional proxies in favor of any one or more of the matters identified above for consideration at the Special Meeting if determined by the chairperson of the Special Meeting to be necessary or appropriate;

Votes For	Votes Against	Abstentions/ Withheld
14,622,906	65,885	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2025

Elite Health Systems Inc.

	By:	/s/ Dr. Prasad Jeereddi
	Name:	Dr. Prasad Jeereddi
	Title:	Chairman and CEO

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